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                                                                    EXHIBIT 10.5


                               THIRD AMENDMENT TO
                     AMENDED AND RESTATED SECURITY AGREEMENT
                     ---------------------------------------


         THIS THIRD AMENDMENT TO AMENDED AND RESTATED SECURITY AGREEMENT, dated as of October 31, 2003 (this "AMENDMENT"), is made by OVERHILL FARMS, INC., a Nevada corporation (the "COMPANY" or the "DEBTOR" and, together with any future direct or indirect Subsidiaries of the Company from time to time party hereto, the "DEBTORS") in favor of LEVINE LEICHTMAN CAPITAL PARTNERS II, L.P., a California limited partnership ("SECURED PARTY").

                                    RECITALS
                                    --------

         A. The Debtor, Overhill Ventures and Secured Party are parties to that certain Amended and Restated Security Agreement dated as of October 29, 2002, as amended by an Amendment to Amended and Restated Security Agreement dated as of April 4, 2003, and a Second Amendment to Amended and Restated Security Agreement dated as of April 16, 2003 (as so amended, the "SECURITY AGREEMENT"), pursuant to which, among other things, the Debtors granted to Secured Party security interests and liens in and to the Collateral to secure the payment and performance of all Obligations as provided for therein. Capitalized terms used and not defined herein have the meanings set forth in the Security Agreement.

         B. On or about September 11, 2003, Overhill Ventures was fully and finally dissolved in accordance with Applicable Laws. Accordingly Overhill Ventures is no longer a party to, or a Debtor under, the Security Agreement.

         C. Concurrently herewith, the parties hereto are entering into that certain Third Amendment to Second Amended and Restated Securities Purchase Agreement dated as of October 31, 2003, which amends further that certain Second Amended and Restated Securities Purchase Agreement dated as of April 16, 2003 (as previously amended, the "SECURITIES PURCHASE AGREEMENT"), among the Company, the entities from time to time a party thereto as Guarantors and the Secured Party.

         D. The parties wish to amend further Schedule 3 (Bank Accounts, Instruments and Chattel Paper) to the Security Agreement as provided for herein.

                                    AGREEMENT
                                    ---------

         NOW, THEREFORE, in consideration of the promises and of the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto amend the Security Agreement as follows:

         1. AMENDMENT TO SCHEDULE 3 (BANK ACCOUNTS, INSTRUMENTS AND CHATTEL PAPER) TO SECURITY AGREEMENT. Pursuant to Section 19 of the Security Agreement,
Schedule 3 (Bank Accounts, Instruments and Chattel Paper) to the Security Agreement is hereby amended by replacing such Schedule in its entirety with
Schedule 3 attached hereto which, from and after the date hereof, shall be a part thereof.

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         2. ACKNOWLEDGMENT AND CONFIRMATION OF SECURITY INTEREST. The Debtor
hereby confirms and ratifies its prior assignment and grant of, and assigns and grants to Secured Party, a valid, enforceable and continuing security interest and Lien in and to all of the Debtor's right, title and interest in, to and under the Collateral, subject only to the Liens in favor of the Senior Lender as provided in the Security Agreement.

         3. RATIFICATION. The Debtor acknowledges that the Security Agreement, as amended hereby, shall remain binding upon the Debtor and all provisions thereof shall remain in full force and effect. The Debtor expressly ratifies and reaffirms its obligations to Secured Party under the Security Agreement and the other Collateral Documents.

         4. MISCELLANEOUS.

                  4.1 COMPLETE AGREEMENT. The Security Agreement, as amended by this Amendment, constitutes the complete agreement among the parties with respect to the subject matter hereof and thereof and supersedes any prior written or oral agreements, writings, communications or understandings of the parties hereto and thereto, with respect to such matter.

                  4.2 COUNTERPARTS. This Amendment may be executed in any number of counterparts and by facsimile, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

                  4.3 GOVERNING LAW. This Amendment shall be governed by, and construed and enforced in accordance with, the laws of the State of California applicable to contracts made and performed in such state, without regard to principles regarding choice of law or conflicts of laws.

                  4.4 NO LIMITATION ON RIGHTS. This Amendment amends the Security Agreement on and as of the date hereof, and the Security Agreement, as amended hereby, shall remain in full force and effect in accordance with its terms. The execution, delivery and effectiveness of this Amendment shall not (a) limit, impair, constitute a waiver by, or otherwise affect any right, power or remedy of, Secured Party under the Security Agreement, as amended hereby, or any other Investment Document, (b) constitute a waiver of any provision in the Security Agreement or any other Investment Document or (c) except as set forth in this Amendment, alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Security Agreement or any other Investment Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

                           DEBTOR
                           ------

                           OVERHILL FARMS, INC., a Nevada corporation

                           By:  /S/ James Rudis
                              -------------------------------------------
                                James Rudis
                                President and Chief Executive Officer


                           By:  /S/ John Steinbrun
                              -------------------------------------------
                                John Steinbrun
                                Senior Vice President and Chief Financial
                                Officer




ACKNOWLEDGED AND ACCEPTED:
-------------------------

SECURED PARTY
-------------

LEVINE LEICHTMAN CAPITAL PARTNERS II,
L.P., a California limited partnership

By:      LLCP California Equity Partners II,
         L.P., a California limited partnership, its
         General Partner

         By:      Levine Leichtman Capital Partners, Inc.,
                  its General Partner


                  By: /S/ Steven E. Hartman
                     ---------------------------------------------
                           Steven E. Hartman
                           Vice President




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